                                                                   EXHIBIT 10.22

*CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTION HAS BEEN FILED
   SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    MAASSTEDE(R)



                                LEASE Agreement

                              [*], Schiphol-Rijk
                                Haarlemmermeer

                                 Equinix, Inc.



                                         VASTGOED ONTWIKKELING


____________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 MAASSTEDE(R)


                                     LEASE
                                     -----

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According to the model decided upon by the Raad voor Onroerende Zaken (Council for Real Estate Matters) in February 1996. Reference to this model is only permitted if the inserted, added or divergent text can easily be recognized as such. Additions and divergencies should preferably be included in the article `Special stipulations'. The Council accepts no responsibility for adverse consequences arising from the use of the text of the model.
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The undersigned:

GIP Airport B.V., c/o Westplein 11 in Rotterdam (zip code 3016 BM) or successors, for the purpose of this document duly represented by mr. R.A. Nederlof or his successor(s) in title,

hereinafter referred to as `the lessor',

and

Equinix, Inc. or successors, with its corporate domicile at 901 Marshall Street, Redwood City, California (CA 94063), United States of America, listed in the Trade Register of the Chamber of Commerce of _______ under no. _______, for the purpose of this document duly represented by Mr. __________, according to the attached authorization, hereinafter referred to as `the lessee',

have agreed to the following lease:

The leased space, purpose and use


1.1 This agreement concerns the storage, office and showroom space of approx. [*]m2 in total and 31 parking spaces the whole of which forms part of the new development called `[*], hereinafter referred to as `the leased space', known locally as [*](house number yet to be determined) in SchipholRijk, recorded in the land registry as [*] and further indicated on the drawings of the leased space, which form part of this lease, attached to this deed and certified by the parties.

1.2 The leased space may be used exclusively for as regards the storage, office and showroom space for fitting out of electronic, electrical, mechanical, optical and associated equipment and facilities related with Internet (Internet Business Exchange - IBX , or related use).

__________________

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.3  The lessee is not allowed to put the leased space to any other use than that described in 1.2 without the prior written permission of the lessor.

1.4  The highest permissible load on the floor(s) of the leased space is for the:
     monolithic floor storage space ground floor          2,500 kg/m2
     floor between axis 5 and 6                             600 kg/m2
     extension ground floor between axis A and B          1,215 kg/m2
     upper floors                                           450 kg/m2
     mezzanine floor                                        750 kg/m2

Conditions

2.1 The general conditions for the leasing of office premises and other business premises not subject to Section 7A:1624 of the Netherlands Civil Code, deposited at the office of the District Court of The Hague on February 29, 1996 and registered under number 34/1996, hereinafter referred to as the General Conditions', form part of this lease. The parties are fully informed of these General Conditions, of which the lessee has received a copy.

2.2 The conditions referred to in 2.1 are applicable except insofar as the conditions mentioned below expressly deviate from them or applicability in relation to the leased space is not possible.

Term, extension and termination

3.1 This lease is entered into for the period of 15 (fifteen) years, commencing on April 1, 2001 and ending on March 31, 2016.

3.2 Following the expiration of the period referred to in 3.1, this lease will be extended for a contiguous period of 5 (five) years, that is until March 31, 2021. Subject to termination of this lease, this lease will be extended for a contiguous period of 5 (five) years, that is until March 31, 2026.

3.3 Termination of this lease will take place by giving notice before the end of a lease term with due observance of a period of notice of at least 12 (twelve) months.

3.4 Termination of the lease may only occur by means of a writ or by certified mail. Only Lessee is entitled to terminate this lease with due observance as mentioned in this article.

3.5 Premature termination of this lease is possible under one of the circumstances referred to in section 7 of the General Conditions.

Payment obligations, period of payment

4.1  The lessee will be obliged to make the following payments:
     -    rent;
     - payment for additional supplies and services plus the sales tax payable thereon;


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     -    sales tax on the rent or a corresponding sum in accordance with and with due observance of 15.2 and 15.3 of the General Conditions, if the parties have opted for the rent to be subject to sales tax. - 1996 CPI.

4.2  The rent amounts to an annual sum of NLG [*](in words: [*]Guilders).

4.3 The rent will be adjusted annually on April 1, for the first time on April 1, 2002, and so on in accordance with 4.1 and 4.2 of the General Conditions.

4.4 The payment for additional supplies and services will be determined in accordance with 12 of the General Conditions and as is stipulated therein, a system of advance payments with settlement at a later date will be applied to this payment.

4.5 The payments to be made by the lessee to the lessor will be due in a lump sum in advance, in successive terms of payment as referred to in 4.6, and must have been made in full before or on the first day of the period to which the payments apply.

4.6 For each term of payment of 3 (three) calendar months, the following amounts will be payable for:

     -    the rent                                          NLG [*]
     -    the advance payment for additional supplies
          and services provided by or on behalf of the
          lessor                                            p.m.
                                                           ------------
     Total amount                                           NLG [*]

     (in words: [*]Guilders)

     These amounts are exclusive of sales tax.

4.7 With a view to the date of commencement of this lease, the first term of payment (calendar quarter) relates to the period from April 1 through June 30, 2001 and the amount payable for this period is NLG [*](in words: [*] Guilders), plus the advance payment to be determined by the parties for the supplies and services arranged for by or on behalf of the lessor and plus sales tax on both amounts. The lessee will pay this amount including the sales tax charged thereon before or on April 1, 2001.

Sales tax

5.1 All amounts mentioned in this lease are exclusive of sales tax. The lessee is required to pay sales tax on the payments for additional supplies and services. In the event of taxed rent, this also applies to the rent. Sales tax will be charged by the lessor and is required to be paid together with the rent and the payment for additional supplies and services, or the advance payment for these.

_________________

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.2    The parties agree that the lessor will charge the lessee sales tax on the rent.

5.3 If it has been agreed that sales tax will be charged on the rent, the lessee herewith irrevocably authorizes the lessor and its successor(s) in title to submit on its/their behalf an application as referred to in
       Section 11, subsection 1, under b., 5e of the Sales Tax Act of 1968 (Wet op de Omzetbelasting 1968) (with regard to opting for taxed rent). If so required, the lessee will co-sign this application and return it to the lessor within 14 (fourteen) days of receiving it.

Supplies and services

6. With respect to the additional supplies and services to be arranged for by or on behalf of the lessor, the parties agree that all supplies (gas, water and electricity) by public utility companies will be applied for and paid by the lessee directly. As regards other additional supplies and services to be arranged for by or on behalf of the lessor will be determined by the parties in joint consultation and that this involves an advance payment which includes an amount equivalent to 5% of the advance payment as a remuneration for the administrative costs incurred by the lessor. Parties will confirm the detailed agreement regarding the supplies and services to be arranged for by or on behalf of the lessor through an alleged to this lease not later than the date of occupation by the lessee. Lessee has the right to get supplies and services of third parties or to make the necessary arrangements for themselves.

Bank guarantee

7. The amount of the bank guarantee referred to in 8.1 of the General Conditions, and other stipulations regarding Security as mentioned in
       Article 10 of this Lease, is in total NLG [*] (in words): [*] Guilders).

Real estate management

8. Until the lessor announces otherwise, the management of the real estate will be carried out by Maasstede Vastgoed Management v.o.f, Westplein 11, 3016 BM Rotterdam.

Special stipulations

9.1

Rent subject to sales tax

9.1.1 Article 4.1, third dash, is to be replaced by `the sales tax due on the rent or a corresponding amount, in accordance with and taking into account the stipulations in 9.1.2 up to and including 9.1.13 of the special conditions'.

____________________

 *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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9.1.2    In the event that it was agreed that sales tax will be charged on the rent, the lessee and the lessor explicitly declare that the starting point for determining the rent was that the lessee will continue to use the leased space or cause it to be used for purposes for at least the percentage determined by law or a minimum percentage to be determined at a later date for activities which entitle the lessee to deduct sales tax, in such a way that the parties can opt for taxed rent.

9.1.3 The lessee and lessor will make use of the possibility by virtue of Notification 45, decision of 24 March 1999, no. VB 99/571 to waive the right to submit a joint request to opt for rent subject to sales tax and to limit it to a statement to be filled in and signed by the lessee, which statement forms an integral part of the present lease. The stipulations of Article 5.3 of the lease are therefore hereby declared to be inapplicable.

9.1.4 The lessee will send a signed and completed statement to the lessor in accordance with a model to be made available by the lessor not later than on the date of signing this lease from which it appears that the lessee will use the leased space or have it used for purposes for which a right to make a complete or practically complete deduction of sales tax exists as laid down in Section 15 of the Wet op de Omzetbelasting 1968 (Sales Tax Act 1968).

9.1.5 The lessee hereby declares that its financial year runs from January 1 to December 31.

9.1.6.a If the decision to grant taxed rent should be cancelled because the lessee no longer uses the leased space or causes it to be used for activities which entitle it to deduct sales tax, the lessee will no longer owe the lessor or its successor(s) in title sales tax on the rent, but the lessee will owe the lessor or its successor(s) in title in addition to the rent exclusive of sales tax commencing on the date on which the decision to grant taxed rent has been cancelled by way of a separate payment such an amount that the latter is fully compensated for:

         I. The sales tax which the lessor or its successor(s) in title is no longer allowed to deduct as a result of the cancellation of the possibility to deduct sales tax from the operating costs of or from investments in the leased space.

         II. The sales tax which the lessor or its successor(s) in title has to pay to the tax authorities as a result of the cancellation of the possibility to deduct sales tax due to a recalculation of the taxed rent as referred to in Section 15, subsection 4 of the Wet op de Omzetbelasting 1968 or revision as referred to in Sections 11, 12 and 13 of the Uitvoeringsbeschikking Cmzetbelasting 1968 (Sales Tax (Implementation) Decree 1968).

         III. All other loss which the lessor or its successor(s) in title incurs as a result of the cancellation of the possibility to deduct sales tax.

9.1.6.b The financial loss incurred by the lessor or its successor(s) in title as a result of the cancellation of the option for taxed rent will be paid by the lessee to the lessor or its

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         successor(s) in title every time together with the periodic rent payments and will, with the exception of the loss as referred to under I in 9.1.6.a, if possible be equally divided by means of an annuity over the remaining periods of the current lease term, but will be due and payable in full and immediately by the lessee if the lease is terminated prematurely, for whatever reason.

9.1.7 The stipulation referred to in II under 9.1.6.a will not apply if at the time when the present lease is concluded the revision period for deducting sales tax already paid with respect to the leased space has expired.

9.1.8 The stipulations referred to under 9.1.6 also apply if at the time when the lease is concluded the lessee has not provided the lessor with a signed `Sales Tax statement' filled in and signed by the lessee, as referred to under 9.1.3. The stipulation of 15.2 of the General Conditions is consequently hereby declared to be inapplicable.

9.1.9 If a situation as referred to in 9.1.6 occurs, the lessor or its successor(s) in title will inform the lessee what amounts must be paid by the lessor or its successor(s) in title to the tax authorities and provide insight into the other losses as referred to in 9.1.6, with the exception of loss determined in advance as referred to in I under 9.1.6.a. The lessor or its successor(s) in title will give its cooperation if the lessee wishes to have the specification of this additional loss made by the lessor or its successor(s) in title checked by an independent registered accountant. The costs of this will be at the lessee's expense.

9.1.10 In the event that the use to which the lessee puts the leased space or causes it to be put is not complied with in accordance with the purposes referred to under 9.1.2, the lessee will inform the lessor or its successor(s) in title of this by means of a signed statement within four weeks of the end of the financial year concerned. The lessee will also send a copy of this statement to the Sales Tax Inspectorate within the same period of time.

9.1.11 If the lessee does not fulfill the obligation to provide information as referred to under 9.1.3 or under 9.1.9 and/or does not comply with the obligation of occupation as referred to under 9.1.12 or if it turns out in retrospect that its assumptions were incorrect, and it turns out in retrospect that the lessor or its successor(s) in title has wrongly charged sales tax on the rent, the lessee shall be in default, and the lessor or its successor(s) in title shall be entitled to recover the resulting financial loss from the lessee. This loss concerns the full sales tax still due by the lessor or its successor(s) in title to the tax authorities plus interest and any increases as well as additional costs and loss. The stipulations in this paragraph contain an arrangement for compensation in the event that the taxed rent ceases to be applicable with retroactive effect, in addition to the arrangement set out in 9.1.6. The additional loss which results for the lessor or its successor(s) in title from the retroactive effect, will be payable by the lessee immediately, in full and as a lump sum. The lessor or its successor(s) in title will give its cooperation if the lessee wants to have the specification of this additional loss made by the lessor or its successor(s) in title checked by an independent registered accountant. The costs of this will be at the lessee's expense.

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9.1.12   The stipulations set out under 9.1.6, 9.1.8 and 9.1.10 will also apply if the lessor or its successor(s) in title is confronted with a loss after the termination of the lease, whether premature or not, due to the cancellation of the taxed rent agreed upon by the parties. This loss will then be payable by the lessee to the lessor or its successor(s) in title immediately, in full and as a lump sum.

9.1.13 Without prejudicing the other relevant stipulations in the lease, the lessee will in any event put the leased space into use or cause it to be put into use before the end of the financial year in which it started to lease the space with application of the right of opting for taxed rent.

Payments

9.2      Payments by the lessee must be made by automatic transfer.

Carrying out work in the leased space

9.3 The lessee is permitted to carry out fitting-out work from October 1, 2000 (based on the planning of the building work by Slavenburg's Bouwbedrijven) without rent being payable to the lessor. The lessee will ensure its fitting-out work will not cause any nuisance to the fitting-out work carried out by the lessor's (sub)contractor(s). In consultation with Maasstede Vastgoed Ontwikkeling and Slavenburg's Bouwbedrijven, the lessee will submit to the lessor the standards and specifications (together with drawings) of the fixtures and fittings to be installed in the leased space for its approval. The lessee will not be permitted to carry out work in or on the leased space before the lessor has granted its written permission for the proposed alterations. Lessor shall not unreasonably withhold its approval.

Commencement date of the lease

9.4 The commencement date of the lease as mentioned in Article 3.1 and in accordance with the rent payment obligation of the lessee is a target date. The commencement of the lease will be 6 (six) months after the date in Article 9.3 mentioned "carrying out work in the leased space". When the "carrying out work in the leased space" moves in time, the commencement date of the lease will be so much earlier or later subject to a period of 6 (six) months. The commencement date is a goal date. If goal date is not met, the rent date is moved along accordingly to six
         (6) months from fitting-out date.

Level of outfitting

9.5      The leased space will be delivered by the lessor in accordance with:

         a. the drawings WE250f, WE251d, WE252d, WE253c, WE254e, WE255f and WE256c, all dated March 22, 2000 of Group 5 Van Der Ven (project number 98p22) and;

         b. schedule of alterations Equinix dated April 14, 2000 to specification number 372-2 dated December 1, 1999.

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Publicity with respect to the lessee and the leased space

9.6 For security reasons, the lessee and the lessor will draw up rules in joint consultation providing for a manual for the provision, in any way, of information and publicity matters with respect to the lessee, the nature of the leased space and the activities in the leased space of the lessee and its clients.

Subletting and reletting

9.7 The lessee has the right to sublet the leased space or parts thereof to companies belonging to the same group, including parent, sister or subsidiary companies as that of the lessee in accordance with the definition of Section 2:24 (a) and (b) of the Netherlands Civil Code, and to affiliated companies with which the lessee maintains a business relationship. On signing this lease, the lessee will make a list of affiliates available to the lessor. This list will be determined and/or changed in joint consultation and by mutual consent of both parties. Lessee has the right to transfer this lease to the mentioned affiliated companies prior the written approval of the lessor. Placement of lessee's customer's equipment in leased premises shall not be deemed a sublet or relet.

Compensation on termination of the lease

9.8 On termination of the lease, the lessee will, by way of compensation for restoring the leased space to its original condition, in accordance with the then current standards, pay the lessor an amount of NLG [*] plus sales tax. This amount is based on the estimated calculation of the costs of restoring it to its original condition as described in the existing building permit, issued nr. 1999/1281 dated September 27, 1999 and the specifications ("the original specifications") dated December 1, 1999 numbers 372-2, as annexed to the lease agreement as annex 7. If drawings are not already provided by lessor to lessee, then lessor shall provide original building drawings as soon as reasonably possible.

Additional costs connection charges

9.9 The connection charges for a standard gas and electricity (1,000 KVA) connection will be at the lessor's expense. The electricity supply is connected to the low voltage connection point to made available by the utility company. A Power of 2,000 KVA will be assumed. The additional costs for up to 2,000 KVA (and more) will be at the lessee's expense. *Lessor and lessee agree to file a joint application.

Security

10.1 At the signing of this lease the lessee shall provide to the lessor two bank guarantees issued by a generally accepted and well known European Bank.

___________________

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       -1-     A bank guarantee, hereinafter referred to as "the rental bank guarantee", in an amount equal to 12 months rent, service charges and the VAT thereon.

       -2- A bank guarantee, hereinafter referred to as "the rebuild bank guarantee", in the amount of NLG [*] ([*]Dutch Guilders). This guarantee is based on the costs of rebuilding the premises into the original state in conformity with the existing building permit, issued nr. 1999/1281 dated 27 September 1999, and the specifications ("the original specifications") dated [1 December 1999], number(s) [372-2], as annexed to the lease agreement as annex [7].

10.2 The rental bank guarantee shall serve as security for all monies which the lessee shall be required to pay to the lessor or the lessor's successor(s) or assign(s) under this agreement or any renewal thereof (including any damages, interest and costs) due by the lessee on account of default. The rental bank guarantee shall be in conformity with the standard ROZ-model.

10.3 Annually, at each anniversary of the lease, the bank guarantee shall be replaced by a new one, adjusted for the increase of the rent after adjustment or review of the rent and/or an adjustment of the service charges.

10.4 Upon the termination of the lease and vacation and delivery of the property, the lessor shall as soon as possible determine the amount of its unsettled claims, if any, and after payment of such claims shall give the lessee permission to cancel the rental bank guarantee.

10.5 The lessee shall be required to maintain a rental bank guarantee in the manner as agreed during the term of the lease and/or any renewal thereof. The lessor will return a bank guarantee only after having received in replacement a new bank guarantee as foreseen in subsection 10.3.

10.6 The rental bank guarantee will be decreased with an amount equal to 3 months rent (including service charges and VAT) after both the total rent including service charges and VAT has been paid in time for a lease period of five consecutive years and after the lessee has shown a positive result on the basis of the EBITDA measurement system for the last three consecutive years of the said five year period.

10.7 After the conditions mentioned in subsection 10.6 have been fulfilled, the rental bank guarantee will be decreased further with an amount equal to 1 month rent (including service charges and VAT) if, the lessee has shown a positive result on the basis of the EBITDA measurement system in each following year after the five years referred to in subsection 10.6 and the lessee has paid the rent (including service charges and VAT) in time during the entire past lease period. The decrease with an amount equal to 1 month rent as foreseen here, shall apply for maximum three consecutive years. During the period of operation of this clause, the parties will discuss annually, at each anniversary of the lease, the implementation of this clause. At such occasion the parties may also

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         discuss a different method of decrease of the bank guarantee. Any agreement on this subject shall be in writing, signed by both parties.

10.8 The rental bank guarantee will never be less than an amount equal to 6 months rent (including service charges and VAT).

10.9 The rebuild bank guarantee shall serve as security for the obligation of the lessee to restore the premises at the end of the lease to the state and condition in which it was originally planned to be built, which means that the equipment which were not installed or which were replaced by the lessee's own equipment shall have to be installed and the lessee's own equipment shall have to be removed by and on account of the lessee.

10.10 The rebuild bank guarantee may, at the option of the lessee, be decreased by 50% if and when the lessee has shown a positive result on the basis of the EBITDA measurement system for three consecutive years after the commencement of the lease and provided that prior to the rebuild bank guarantee being reduced, the lessee provides the landlord with a concern guarantee in a form acceptable to the landlord, for the amount by which the rebuild bank guarantee is to be reduced.

10.11    The rebuild bank guarantee will never be less than an amount of NLG
         [*].

10.12 Upon the termination of the lease and vacation and delivery of the property, the lessor shall as soon as possible determine the amount of its unsettled claims, if any, and after payment of such claims shall give the lessee permission to cancel the rebuild bank guarantee.

10.13 The lessee shall be required to maintain the rebuild bank guarantee in the manner as agreed during the term of the lease and/or renewal thereof.

Revision / assessment of the rent against the market rent

11.1 Without prejudice to the stipulations mentioned in Article 4.3 both parties are entitled to require an assessment of the rent against the market rent, for the first time after a period of 15 (fifteen) years and subsequently after each period of 5 (five) years.

11.2 The market rent is the rent amount of similar storage space on the spot. If one of the parties wishes a revision, it will notify the other party by certified mail 6 months prior to the date the revised market rent will have to commence. The revision will never lead to a lower lease price than the initial lease price at the time of the commencement date of this lease agreement.

11.3 In case parties will not have reached agreement about the lease price not later than 3 (three) months prior to the date on which revision of the lease price should take place in accordance with this Article, the market rent of the leased space will be determined obligatorily and by highest authority by 3 (three) experts. In that case parties shall each

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          appoint one expert within 2 (two) weeks. The thus appointed experts will, within 2 (two) weeks after their appointment, jointly appoint a third expert. The 3 (three) experts will determine the lease price within 1 (one) month after the appointment of the third expert.

11.4 In the case lessee and lessor agree that 1 (one) expert will suffice and the appointment of this one expert has been agreed to in writing, this one expert will obligatorily determine the lease price contrary to the aforementioned stipulations.

11.5 When it becomes apparent that the expert has not been appointed within the stipulated period or that the experts have not determined the lease price within the stipulated period then the subsequent party can apply to the subdistrict court, within whose jurisdiction the leased space is located, to determine the revision of the lease price.

11.6 The expert(s) or the subdistrict court will also determine which party will have to pay for the costs of the procedure.

11.7 The lease price that is determined in accordance with the stipulations in this Article will be indexed and adjusted yearly in accordance with
          Article 4.3.

General Conditions - Changes

12. Concerning the General Conditions according to the model decided upon by the Raad voor Onroerende Zaken (Council for Real Estate Matters) not subject to section 7A:1624 of the Dutch Civil Code, parties will differ from the following stipulations:

2.10.l.b is changed as follows: "to burden the floors of the leased space and of the building or complex of which the leased space forms a part, more than agreed as in Article 1.4 of this lease agreement".

2.10.2 after the word "Lessor" in the first sentence will be added: "which permission will not be withheld on unreasonable grounds:".

2.10.2.c after the word "obliged to" in the last sentence will be added: "or entitled to".
2.10.5 at the end of the last sentence will be added: "except and as far as this is caused through the actions or omissions of the Lessor.
8.5       this Article is deleted.
10        as from ".....even if this work last longer" the rest of the text is deleted.
11.3 after the last sentence will be added: "prior to the mentioned actions Lessor will consult with Lessee. In carrying out the mentioned actions Lessor will take into account the interest of Lessee in the loss of peaceful enjoyment of the premises.
14.1      the last sentence of this Article is deleted.
17.1 the last sentence will be changed as follows: "the date of the rent indexation will be altered accordingly.

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Initials lessor:                                                Initials lessee:

Drawn up and signed in duplicate in ______________________ on April 28, 2000.

LESSOR;                                      LESSEE:
GIP AIRPORT B.V.                             EQUINIX, INC.

R.A.  Nederlof                               _____________________

Appendix:
1       General Conditions;
2       Schedule of alterations Equinix dated April 14, 2000;
3       List of measurement by AeQO Property Support dated December 1, 1999;
4       Drawings:
        WE250f;
        WE251d;
        WE252d;
        WE253c;
        WE254e;
        WE255f;
        WE256c;
5       Bank guarantee;
6       Request and statement with respect to taxed rent;
7       Table of contents specifications dated December 1, 1999, number 372-2;
8       Preliminary soil survey [*] Schiphol-Rijk dated November 5, 1999
                                ===





_________________________
   *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Initials lessor:                                                Initials lessee: